ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of August 14, 2007.

            /s/Leo Mullin_____________
            Signature
            Leo Mullin  ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Brian Duperreault  ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Robert A. Hernandez  ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            John A. Krol   ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Peter Menikoff  ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Thomas J. Neff  ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Robert Ripp   ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Dermot F. Smurfit  ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Gary M. Stuart  ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Brian Edward Dowd  ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            John Keogh   ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Evan G. Greenberg  ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Philip V. Bancroft  ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Robert Cusumano  ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Paul Bennett Medini  ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Michael G. Atieh  ____________
            Typed or Printed Name

ACE LIMITED
Power of Attorney
Section 16(a) Reports
      The undersigned, in his or her capacity as a director and/or executive officer of ACE Limited, does hereby appoint each of Norie Bregman, Paula Cox , Robert Cusumano, Paul Medini and Lori Samson, his or her true and lawful attorney, to execute in his or her name, place and stead, in his or her capacity as a director and/or executive officer of said company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of any of said attorneys.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by ACE Limited unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the ____ day of November, 2006.

            ______________________________
            Signature
            Bruce L. Crockett  ____________
            Typed or Printed Name

9137182 96329958

9137182 96329958

9137182 96329958